Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes

12. Income Taxes

The Company was incorporated on August 22, 2014 and will file tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company’s 2014 tax year will be subject to examination by the federal and state jurisdictions where applicable. The Company has not been, nor is it currently, under examination by the federal or any state tax authority.

The Company’s effective income tax differs from the statutory federal rate of 34% at December 31, 2014 due to the following:

Period from August 22, 2014 (Inception) to December 31, 2014
Benefit for income taxes at statutory federal rate	$(1,248,230)
State income tax (benefit), net of federal benefit	(224,752)
Share-based compensation	80,450
Research and development tax credits	(28,288)
Other	13,307
Valuation allowance	1,407,513

Income tax expense	$—

Significant components of the Company’s deferred tax assets at December 31, 2014 are shown below:

December 31, 2014
Deferred tax assets
Intangibles	$731,622
Net operating loss carryforwards	441,622
Research and development tax credit carryforwards	28,288
Accruals	204,608
Other	1,373

Total deferred tax assets	1,407,513
Less valuation allowance	(1,407,513)

Net deferred tax assets	$—

At December 31, 2014, the Company had federal and state net operating loss carryforwards of $1,087,279 and $1,248,532 respectively. The federal and state loss carryforwards begin to expire in 2034, unless previously utilized. The Company also has federal and state research credit carryforwards of $17,919 and $15,710, respectively. The federal and Massachusetts research credits will begin expiring in 2034 and 2029, respectively, unless previously utilized. The California research credit will carryforward indefinitely.

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use existing deferred tax assets. Based on the weight of the evidence, including the Company’s limited existence and losses since inception, management has determined that it is more likely than not that the deferred tax assets will not be realized. A valuation allowance of $1,407,513 for the period ended December 31, 2014 has been established to offset the deferred tax assets as realization of such assets is uncertain.

Pursuant to Internal Revenue Code (IRC) Sections 382 and 383, annual use of the Company’s net operating loss and research and development credit carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. The Company has not completed an IRC Section 382/383 analysis regarding the limitation of net operating loss and research and development credit carryforwards. The Company does not expect this analysis to be completed within the next 12 months. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact the Company’s effective tax rate. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets, with a corresponding reduction of the valuation allowance.

The impact of an uncertain income tax position is recognized at the largest amount that is “more likely than not” to be sustained upon audit by the relevant taxing authority. An uncertain tax position will not be recognized if it has less than a 50% likelihood of being sustained. There are no unrecognized tax benefits included in the Company’s balance sheet at December 31, 2014. The Company’s practice is to recognize interest and penalties related to income tax matters in income tax expense. The Company has not recognized interest or penalties in its statement of operations for the period ended December 31, 2014.

The Company does not expect that there will be a significant change in the unrecognized tax benefits over the next twelve months. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact the Company’s effective tax rate.

Zeta Acquisition Corp III
Income Taxes
5.	Income Taxes

The Company has reviewed its tax positions as of December 31, 2014 and 2013, and has not identified any positions that are uncertain. Income tax returns filed and to be filed for the years ended December 31, 2011, 2012, 2013, and 2014 are open to review by the Internal Revenue Service.

The tax effects of temporary differences that give rise to significant portions of the Company’s net deferred tax asset at December 31, 2014 and 2013 are as follows:

	December 31, 2014	December 31, 2013
Deferred tax asset:
Capitalized formation costs	$61,400	$53,300
Net operating loss carryforward	8,200	5,800
Valuation allowance	(69,600)	(59,100)

Net deferred tax asset recognized	$—	$—

A full valuation allowance has been recorded against the Company’s deferred tax asset because, based on the weight of available evidence, it is more likely than not that such benefits will not be realized. As of December 31, 2014, the Company has a net operating loss carryforward for federal and state income tax purposes of approximately $24,000. The net operating loss carryforward will begin to expire in 2029.

The benefit from income taxes differs from the amount computed by applying the United States (US) federal income tax rate of thirty-four percent (34%) in 2014 and 2013 to loss before income taxes for the years ended December 31, 2014 and 2013 as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
US federal income tax benefit at statutory rate	$(10,400)	$(9,700)
Other	(100)	—
Change in valuation allowance	10,500	9,700

Benefit from income taxes	$—	$—